Electronically Filed
05/22/2025 5:32 PM
CLERK OF THE COURT

OST

GARMAN TURNER GORDON LLP
WILLIAM M. NOALL
Nevada Bar No. 3549
Email: wnoall@gtg.legal
DYLAN T. CICILIANO
Nevada Bar No. 12348
Email: dciciliano@gtg.legal
MARGARITA ELIAS
Nevada bar No. 14867
Email: melias@gtg.legal
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

DISTRICT COURT

CLARK COUNTY, NEVADA

WHITE ROCKS (BVI) HOLDINGS INC., et al., Plaintiffs, vs. DAVID REICHMAN, KATHY M. GRIFFIN, FRANK BENINTENDO, DONALD GILBERT, DOES I THROUGH X, INCLUSIVE, and ROE CORPORATIONS I THROUGH X, inclusive, Defendants, GLOBAL TECH INDUSTRIES GROUP, INC., Nominal Defendant.	CASE NO.: A-24-896359-B DEPT NO.: XVI **THE RECEIVER'S OMNIBUS OBJECTION TO IDENTIFIED SHARES OF ILLICIT GTII COMMON STOCK HELD BY IDENTIFIED SHAREHOLDERS AND MOTION FOR ORDER (I) BARRING THE TRANSFER OF AND ESTABLISHING PROCEDURES CONCERNING THE DESIGNATION OF SHARES AS ILLICIT SHARES AND (II) APPROVING THE RECEIVER'S ENTRY INTO RELEASE AGREEMENTS WITH RESPECT TO SUCH ILLICIT SHARES** **EX PARTE MOTION FOR ORDER SHORTENING TIME AND ORDER THEREON**

Paul Strickland, as equity receiver, (the "Receiver"), by and through his counsel of record, the law firm of Garman Turner Gordon LLP, hereby submits this *Omnibus Objection to*

Identified Shares of Illicit GTII Common Stock Held By Identified Shareholders ("Omnibus Objection") *and Motion For Order (I) Barring the Transfer of and Establishing Procedures Concerning the Designation of Shares as Illicit Shares and (II) Approving the Receiver's Entry Into Release Agreements With Respect to Such Illicit Shares* (the "Motion").

The Objection and the Motion are made and based upon the following Memorandum of Points and Authorities, the Receiver's Interim Reports on file with the Court which are incorporated herein by this reference the Declaration of Paul Strickland in support of the Objection and the Motion, the pleadings, papers, and other records contained in the Court's file, judicial notice of which is hereby requested, and testimony presented, or argument made at the hearing on the Motion.

THIS OMNIBUS OBJECTION AFFECTS THE SHARES IDENTIFIED AND ISSUED TO THE PERSONS LISTED ON EXHIBIT A ATTACHED HERETO WHICH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME. THIS MOTION SEEKS THE ENTRY OF AN ORDER BARRING THE TRANSFER OR ASSIGNMENT OF SUCH SHARES AND SEEKS APPROVAL OF PROCEDURES REGARDING THE DE-DESIGNATION OF SUCH SHARES AS ILLICIT SHARES. PERSONS WHO RECEIVE NOTICE OF THIS OMNIBUS OBJECTION AND MOTION SHOULD CAREFULLY REVIEW EXHIBIT A HERETO TO SEE IF THEY ARE AFFECTED AND SEEK THE ADVICE OF COUNSEL IF THEY ARE AFFECTED.

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Wherefore, the Receiver requests that the Court enter an Order granting the Motion substantially in the form of **Exhibit B** hereto, and the Receiver requests such additional and further relief that is just and proper under the circumstances.

Dated this 21st day of May 2025.

GARMAN TURNER GORDON LLP

/s/ William M. Noall
WILLIAM M. NOALL
Nevada Bar No. 3549
DYLAN T. CICILIANO
Nevada Bar No. 12348
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

MOTION FOR ORDER SHORTENING TIME AND DECLARATION OF WILLIAM M. NOALL, ESQ. IN SUPPORT THEREOF

I, William M. Noall, declare as follows:

1. I am an attorney of the law firm Garman Turner Gordon LLP, counsel of record for Paul Strickland, as equity receiver (the "Receiver") of Globel Tech Industries Group, Inc. ("GTII"), in the above-captioned case. In such capacity, I have developed personal knowledge regarding the facts set forth below.

2. I make this Declaration in support of the *Receivers Omnibus Objection to Identified Shares of Illicit GTII Common Stock Held by Identified Shareholders and Motion for Order (I) Barring the Transfer of and Establishing Procedures Concerning the Designation of Shares as Illicit Shares and (II) Approving the Receiver's Entry into Release Agreements with Respect to Such Illicit Shares* on order shortening time (the "Objection" and the "Motion," respectively). This request is made in good faith and without dilatory motive.

3. On September 18, 2024, pursuant to this Court's Order Appointing Receiver (the "Receivership Order"), the Receiver was appointed as an equity receiver to take control of GTII and any of its subsidiaries, divisions, or field operations, wherever located, and any and all of their property, including real property, personal property, tangible property, intangible property, accounts receivable, assets, monies, financial accounts, financial books, records, keys, computer systems, servers, intellectual property rights, websites, client lists, title documents and other papers (collectively hereinafter the "Receivership Assets"), which for purposes of the Receivership Order includes all authorized but unissued common or preferred stock or other securities of GTII.

4. The Receivership Order expressly authorizes and directs the Receiver to investigate and claw-back, cancel, freeze and cause the disgorgement of any wrongful issuances made to former management, friends, affiliates, family members, and related parties that the Receiver determines is appropriate. *See* Receivership Order, 15:18-21.

5. As stated in the Motion and the Declaration of Paul Strickland in Support of the

Garman Turner Gordon
7251 Amigo Street
Suite 210
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(725) 777-3000

Motion, the Receiver after reviewing GTII's records in the possession of the Receiver and other records obtained via written demands and subpoenas, has identified eighty seven (87) persons, trusts, or entities that were issued the aggregate amount of One Hundred Seventy-Eight Million Two Hundred Forty-Seven Thousand Nine-Hundred Sixty-Five (178,247,965) shares of GTII common stock for which GTII received no consideration (meaning anything of material value) in exchange for its issuance of such shares (the "Disputed Share Issuances" and the "Disputed Shares," respectively). According to the records reviewed by the Receiver, all of Disputed Share Issuances were at the direction of former Director and Officer David Reichman.

6. As the Receiver has reported to both the Court and case constituents in his Interim Reports, per the Receiver's most recent Non-Objecting Beneficial Ownership list GTII has 15,435 distinct shareholders that on average hold 5,573 GTII common shares (which is an aggregate of 86,019,255 shares). According to the Receiver, while the total number of holders of Disputed Shares constitute a very small percentage of the overall GTII shareholder body, 0.56%, the Disputed Shares they hold comprise 52.47 % of the total outstanding GTII common stock, and the average number of Disputed Shares held by a holder of Disputed Shares is 2,048,824. The Receiver strongly believes the Disputed Share Issuances have harmed other GTII Shareholders by effectively diluting their investments, while at the same time providing no value or other benefit to GTII.

7. Accordingly, the Receiver has filed the Objection to thereby designating issuances of GTII common Stock as "Disputed Shares", and by the Motion, has proposed to the Court and constituents a process for providing holders of Disputed Shares notice and the opportunity to "Challenge the" the Receiver's designation of a holder's shares as Disputed Shares.

8. The Receiver has recently been put on notice that one or more holders of Disputed Shares are taking steps to sell, assign, or transfer their shares to third parties who may not know of the share's status as Disputed Shares. In this regard, the Motion seeks an order barring the sale, assignment, transfer or other hypothecation, regardless of form, of the Disputed Shares, pending a timely, successful "Challenge" to the Receiver's Objection to the issuance of such

shares and their status as Disputed Shares.

9. In order to prevent injury and further complications that may arise if Disputed Shares are sold, assigned, transferred, or hypothecated, and to reduce receivership estate resources and promote judicial efficiency, believes good cause exists for shortening the time to hear the Motion by or before June 4, 2025.

10. Alternatively, the Receiver requests the Court set the Motion for hearing as soon as permitting by the Court's calendar and by the local rules.

I declare under penalty of perjury under the law of the State of Nevada that the foregoing is true and correct.

DATED this 21st of May, 2025.

/s/ *William M. Noall*
WILLIAM M. NOALL, ESQ.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

ent

ORDER SHORTENING TIME

Good cause appearing therefore, IT IS HEREBY ORDERED that the foregoing **RECEIVER'S OMNIBUS OBJECTION TO IDENTIFIED SHARES OF ILLICIT GTII COMMON STOCK HELD BY IDENTIFIED SHAREHOLDERS AND MOTION FOR ORDER (I) BARRING THE TRANSFER OF AND ESTABLISHING PROCEDURES CONCERNING THE DESIGNATION OF SHARES AS ILLICIT SHARES AND (II) APPROVING THE RECEIVER'S ENTRY INTO RELEASE AGREEMENTS WITH RESPECT TO SUCH ILLICIT SHARES** shall be heard on shortened time on the 4th day of June 2025, at 9:30 a.m. before the above entitled Court located at Regional Justice Center, 200 Lewis Ave., Las Vegas, NV 89155.

IT IS SO ORDERED.

Dated this 22nd day of May, 2025

[signature]
DISTRICT COURT JUDGE AK

C2D AED BCDE CB49
Timothy C. Williams
District Court Judge

Submitted by:

/s/ William M. Noall
William M. Noall Esq.
Dylan T. Ciciliano, Esq.
Margarita Elias, Esq.
GARMAN TURNER GORDON LLP
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119

Attorneys for Receiver Paul Strickland

I. POINTS AND AUTHORITIES

Introduction and Relief Requested

After a rigorous review of GTII records in the possession of the Receiver and other records obtained via written demands and subpoenas, the Receiver has identified eighty seven (87) persons, trusts, or entities that were issued the aggregate amount of One Hundred Seventy-Eight Million Two Hundred Forty-Seven Thousand Nine-Hundred Sixty-Five (178,247,965) shares of GTII common stock for which *GTII* received no consideration (meaning anything of material value) in exchange for its issuance of such shares (the "Disputed Share Issuances" and the "Disputed Shares, "respectively). According to the records reviewed by the Receiver, all of Disputed Share Issuances were at the direction of former Director and Officer David Reichman.

As the Receiver has reported to both the Court and case constituents in his Interim Reports, per the Receiver's most recent Non-Objecting Beneficial Ownership ("NOBO") list GTII has 15,435 distinct shareholders that on average hold 5,573 GTII common shares (which is an aggregate of 86,019,255 shares) [1]. While the total number of holders of Disputed Shares constitute a very small percentage of the overall GTII shareholder body, 0.56%, the Disputed Shares they hold comprise 52.47 % of the total outstanding GTII common stock, and the average number of Disputed Shares held by a holder of Disputed Shares is 2,048,824. The Receiver strongly believes the Disputed Share Issuances have harmed other GTII Shareholders by effectively diluting their investments, while at the same time providing no value or other benefit to GTII.

The Receivership Order expressly authorizes and directs the Receiver to investigate and claw-back, cancel, freeze and cause the disgorgement of any wrongful issuances made to former management, friends, affiliates, family members, and related parties that the Receiver determines is appropriate. *See* Receivership Order, 15:18-21. **Exhibit A** hereto identifies the persons and the amount of their share issuances that the Receiver has determined, based upon the information available to the Receiver, is necessary to claw-back for the benefit of GTII shareholders whose

[1] This is the number shares does not include restricted shares held in book entry format at the transfer agent.

Garman Turner Gordon
7251 Amigo Street
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(725) 777-3000

shares were issued by GTII in exchange for consideration delivered to GTII or otherwise purchased in the open market.

A. The Form of the Receiver's Objection to the Legitimacy of the Disputed Shares.

By this Motion, the Receiver requests an order in the form of **Exhibit B** that the Court accepts and otherwise approves the Receiver's filing of the Objection as a proper method of contesting the issuances of the Disputed Shares to the holders of the Disputed Shares. As indicated above, the Court has ordered the Receiver to investigate and repatriate wrongful issuances, and that order implies the Receiver has the Court's authority to formulate and execute a mechanism and procedures to carry out such orders.

B. The Trading and Transfer Bar Requested by the Receiver.

By this Motion, the Receiver further seeks entry of an order prohibiting the sale, assignment, transfer or other hypothecation, regardless of form, of the Disputed Shares (sometimes referred to herein as a the "Bar Order"). To be clear, the Bar Order requested herein is part of the form of Order attached hereto as **Exhibit B**. The Receiver requests that the Bar Order remain in effect with respect to each holder of Disputed Shares (and their Disputed Shares) identified on **Exhibit A** until that later to occur of (i) all of that holder's Disputed Shares are surrendered and accepted by the Receiver; or (ii) the Court enters an order that the Disputed Shares of that holder should no longer be designated or treated as "Disputed Shares."

C. The Effective Date of the Bar Order and Deadline for Filing a "Challenge" to the Designation as "Disputed Shares" by the Holder of Disputed Shares.

This Motion also requests that the Order sought by the Receiver provide that upon entry of the Order by the Court, that the Receiver shall serve the Order on the holders of Disputed Shares at their last known address according to GTII's books and records in the possession of the Receiver by first class mail, return receipt requested (and via the last known email address to any such holders for whom the Receiver has located an email address). The Order sought by the Receiver expressly permits the Receiver to provide other, additional, notice in his discretion.

Regarding the Bar Order sought by the Receiver, the Receiver requests that this Court order that the prohibition on the sale, assignment, transfer, or other hypothecation occurs and

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

becomes effective upon notice of entry of the Court's Order and upon the delivery of the Receiver of the notice thereof as may be required by the Order.

The Order sought by the Receiver in this Motion provides that any holder of Disputed Shares who challenges the Receiver's designation of such holder's shares as "Disputed Shares" must file with the Court, set for hearing, and serve on the Receiver its response (any such challenge, a "Challenge"). A Challenge must be supported by evidence demonstrating the circumstances surrounding the issuance of the Disputed Shares subject to this Objection and setting forth the consideration provided to GTII in exchange for the issuance of the Disputed Shares and otherwise justifying why the Disputed Shares should not be designated as Disputed Shares. The Receiver requests in the proposed Order that the Court order that all such challenges must be made before the earlier to occur of (i) sixty (60) days following the filing of the notice of entry of the requested Order and (ii) forty-five (45) days after the Order has been served by the Receiver on holders of Disputed Shares (such date, the "Challenge Deadline"). THE RECEIVER PROPOSES THAT ANY CHALLENGE RECEIVED BY THE RECEIVER AFTER THE CHALLENGE DEADLINE SHALL BE CONCLUSIVELY DEEMED DENIED AS UNTIMELY WITH SUCH SHARES BEING TRANSFERRED WITH THE AID OF THE COURT TO THE RECEIVER.

By this Motion, the Receiver requests that the submission of a Challenge will both (i) subject the holder of Disputed Shares to the jurisdiction of the Eighth Judicial District Court in and for Clark County Nevada and (ii) act as a waiver of any jury trial right of the holder of Disputed Shares with respect to and any claims, remedies counterclaims, defenses, set off rights, or other rights the Receiver may have with respect to such claims and the issuance of the Disputed Shares.

The Receiver submits that it is appropriate to establish a Challenge Deadline to permit the Receiver to carry out the orders of the Court in the Receivership Order and to be able to manage the Capital Structure of GTII as necessary to enhance the value of GTII to investors.

D. The Approval of an Optional Release in Exchange for a Stock Transfer Power; Releases.

The Receiver has had numerous communications with some of the holders of Disputed Shares and the majority of those holders have informed the Receiver that they wish to surrender their Disputed Shares to the Receivership Estate. Accordingly, as part of the Order requested in this Motion, the Receiver is seeking approval to send, in his discretion, a stock power ("Stock Power") to certain holders of Disputed Shares whereby they can transfer their disputed Shares to the Receivership Estate (defined below), The Stock Power sent by the Receiver would generally be in the form attached hereto as **Exhibit C**.

In connection with the delivery of a Stock Power to the holder of Disputed Shares, the Receiver, by this Motion, seeks authority in the Order, to in his discretion transmit a proposed release ("Release") generally in the form attached hereto as **Exhibit D** with a Stock Power, and advise a holder of Disputed Shares that if it executes and delivers to the Receiver the delivered Stock Power to effectuate a return of the Disputed Shares to the Receiver, upon receipt of the Stock Power, the Receiver may enter into a mutual release with those persons respecting any liability to concerning the Receivership Estate. To be clear, there are certain holders of Disputed Shares against whom the Receivership Estate has additional claims (meaning beyond claims for the Disputed Shares) so the Receiver is asking this Court to allow the Receiver to exercise his discretion in determining which holder of Disputed Shares he extends an offer to release claims. The form of release to be proposed by the Receiver is generally in the form attached as **Exhibit D** and incorporated herein by this reference.

E. Background Facts

On September 18, 2024, pursuant to this Court's *Order Appointing Receiver* (the "Receivership Order"), the Receiver was appointed as an equity receiver to take control of GTII and any of its subsidiaries, divisions, or field operations, wherever located, and any and all of their property, including real property, personal property, tangible property, intangible property, accounts receivable, assets, monies, financial accounts, financial books, records, keys, computer systems, servers, intellectual property rights, websites, client lists, title documents and other papers (collectively hereinafter the "Receivership Assets"), which for purposes of the Receivership Order includes all authorized but unissued common or preferred stock or other

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

securities of GTII.[2]

The Receiver was selected for his role because of his experience in the micro-cap company markets and because he has experience rehabilitating and adding value to troubled micro-cap companies, which in turn benefits their shareholder base.

Pursuant to the Receivership Order, the Court asserted exclusive jurisdiction and, through the Receiver, took exclusive possession of the Receivership Assets, including without limitation GTII's businesses and properties associated therewith.[3]

The Receivership Order directed and authorized the Receiver to undo any transfers, assignments, sales, and/or other contract that were entered into on behalf of GTII either illegally or fraudulently,[4] and the Receiver was directed and authorized to seek the claw-back, cancelation, freeze, and/or disgorgement any wrongful issuances, payments, and/or transfers made to Management and/or their family members, friends, affiliates, and other related parties that the Receiver deems are necessary and appropriate.[5]

After a rigorous review of GTII records in the possession of the Receiver and other records obtained via written demands and subpoenas, the Receiver has identified eighty seven (87) persons, trusts, or entities that were issued the aggregate amount of One Hundred Seventy-Eight Million Two Hundred Forty-Seven Thousand Nine-Hundred Sixty-Five (178,247,965) shares of GTII common stock for which *GTII* received no consideration (meaning anything of material value) in exchange for its issuance of such shares (the "Disputed Share Issuances" and the "Disputed Shares," respectively). According to the records reviewed by the Receiver, all of the Disputed Share Issuances were at the direction of former Director and Officer David Reichman and were not purchased in open market transactions.

With respect to AI Commerce, LLC, the holder of 20,000,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation determined this was an

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[2] *See* Receivership Order 9:10-16.

[3] *See* Receivership Order 10:1-3.

[4] *See* Receivership Order 15:15-17.

[5] *See* Receivership Order 15:18-21.

Garman Turner Gordon
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uncompleted transaction and no consideration was received by GTII.

With respect to American University, the holder of 11,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that this issuance was a waste and abuse by management and was possibly done to seek to gain favors so that Justine Reichman's children would be accepted into said university.

With respect to Ann Muriel and Marcos Muriel Zuleta Joint Tenants, the holder of 200,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that Ann Muriel is the daughter of Kathy Griffin and that the stock was purportedly issued for work on a PowerPoint presentation. However, the records of GTII do not support the issuance of these shares for work claimed.

With respect to Antonella Bogliolo, the holder of 165,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined she is a friend of David Reichman's former girlfriend, Nathalie Ghidalia, and was fraudulently issued shares for no consideration to GTII.

With respect to Arthur Schwartz, the holder of 599,179 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that he is a friend and "uncle" of David Reichman and that the shares were issued without any consideration received by GTII. Arthur Schwartz is now deceased, and David Reichman is the beneficiary of Schwartz estate.

With respect to Anthony Matassa, the holder of 550,000 Disputed Shares issued at the direction of David Reichman, the Receiver has determined through his investigation that Matassa is David Reichman's Bentley mechanic at O'Gara Coach in Beverly Hills, CA and was issued the shares for servicing a Bently automobile in the possession of David Reichman.

With respect to Bill Glaser, the holder of 550,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that he is a friend of David Reichman and was issued stock by GTII for unsubstantiated advisory services in connection with the Daniel Bassal Trust of which David Reichman is Trustee of that Trust.

With respect to Bio Energy System Management LLC, the holder of 163,624 Disputed

Shares, the Receiver through his investigation determined this was an uncompleted, failed transaction and that Bio Energy System Management, LLC was a subsidiary created, and stock was issued with no consideration given in return.

With respect to Bull Consulting Group, Inc., the holder of 165,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined the stock was issued contingent upon services and no consideration or performance was received by GTII in exchange for the issuance of the Disputed Shares.

With respect to the Barbara T. Anderson Irrevocable Trust, the holder of 340,900 Disputed Shares, the Receiver through his investigation has determined that Ms. Anderson was a former romantic partner of David Reichman. The stock was issued without consideration provided to GTII in exchange for the issuance of the Disputed Shares.

With respect to Bethany Dudek, the holder of 125,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that Ms. Dudek is the sister of Kathy Griffin and the stock was issued under dubious circumstances without any material consideration being received from GTII in exchange for the issuance of the Disputed Shares.

With respect to Ben Nehmadi, the holder of 11,000 Disputed Shares issued at the direction of David Reichman, the Receiver, through his investigation has determined that Mr. Nehmadi is a friend of David Reichman. The stock was issued under dubious circumstances for business that was not related to GTII and without material consideration being received by GTII in exchange for the issuance of the Disputed Shares.

With respect to Brent Golub, the holder of 50,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that Mr. Golub is a friend of David Reichman. The stock was issued for dubious services rendered to GTII which the Receiver has been unable to substantiate or quantify.

With respect to Christopher Cecil, the holder of 165,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation, has determined that Mr. Cecil was a former insider of the Company and that the Disputed Shares were issued without

justification and constituted waste by former management.

With respect to Cya Esq Holdings, LLC ("CYA"), the holder of 768,000 Disputed Shares originally issued at the direction of David Reichman to attorney Roy Lester, the Receiver through his investigation has determined that CYA, is an entity controlled by a former attorney for GTII, Warren Markowitz, and that CYA holds the shares through to a dubious transaction entered into with attorney Mr. Lester, whereby 1,000,000 shares were sold to CYA for $1,080,000 less than market value. The Receiver later discovered that CYA sold approximately 250,000 shares for $453,719, and attorney Scott Olifant wrote the legal opinion to allow for the restriction to be lifted and the shares to be sold.

With respect to Daniel Bassal Trust, the holder of 440,000 Disputed Shares issued at the direction of Dvid Reichman, the Receiver through his investigation has determined that Daniel Bassal is the adopted son of David Reichman's friends and Reichman is a trustee of the Trust. The Disputed Shares were issued under dubious circumstances, and the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII in exchange for the issuance of the Disputed Shares.

With respect to David Reichman, the holder of 44,655,550 Disputed Shares issued at the direction of David Reichman, the Receiver, through his investigation, has determined that these shares were issued above and beyond Mr. Reichman's stated compensation and indebtedness due him by the Company for amounts totaling more than $3.0 million, thereby causing these shares to be disputed by the Receiver.

With respect to Daniel Marcus, the holder of 320,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that Mr. Marcus is a member of the dubious Medical Advisory Committee (the "MAC") and a friend of David Reichman, and the shares were issued without consideration being received by GTII in exchange for the issuance of the Disputed Shares.

With respect to Derek Gilbert, the holder of 550,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that Derek Gilbert is the son of former Board Member Don Gilbert, the shares were issued under dubious

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circumstances and the stock was issued without any material consideration being received by GTII.

With respect to Donald Gilbert, the holder of 5,279,245 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that Donald Gilbert is a former director of GTII and oversaw and participated in the frauds perpetrated by David Reichman. The Receiver has concluded that the Disputed Shares received by Donald Gilbert were issued under dubious circumstances without any material consideration being received by GTII.

With respect to Dr. Eric Frank, the holder of 100,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined he is the son of David Reichman's cousin, Karen Frank, and affiliated with the stock laundering scheme of the Epstein Memorial Committee, Inc., ("EMC") discussed in the Receiver's Interim Reports.

With respect to Dr. Stephen Freedland, the holder of 155,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined Dr. Freedland is David Reichman's personal doctor in Los Angeles, a member of the dubious MAC, and that GTII received no consideration for the issuance of the shares.

With respect to David C. Horton, the holder of 11,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined Mr. Horton is a friend of Kathy Griffin, the stock was issued under dubious circumstances, and the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII in exchange for the issuance of the Disputed Shares.

With respect to Dale Marr, the holder of 297,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that Dale Marr is David Reichman's personal concierge in New York, the stock was issued under dubious circumstances, and the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII in exchange for the issuance of the Disputed Shares.

With respect to Evelyn Alsultany, the holder of 517,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined Ms.

Alsultany is lifelong friends of the Reichman family, grew up with Justine Reichman, and is the sister of Fabian Alsultany. The shares were issued under dubious circumstances, and the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Fabian Alsultany, the holder of 6,900,600 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined Mr. Alsultany is a lifelong friend of the Reichman family, grew up with Justine Reichman, and is the brother of Evelyn Alsultany. The stock was issued under dubious circumstances, and the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII in exchange for the issuance of the Disputed Shares.

With respect to the Frances R. Davidson Trust, the holder of 385,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined this is a Trust controlled by David Reichman, the shares were issued under dubious circumstances, and the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII in exchange for the issuance of the Disputed Shares.

With respect to Frank Benintendo, the holder of 5,369,004 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation, has determined he is a former director of GTII and oversaw and participated in frauds perpetrated by David Reichman, that the shares were issued under dubious circumstances, and the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII in exchange for the issuance of the Disputed Shares.

With respect to Functional Health Strategies, LLC, the holder of 225,000 Disputed Shares issued by David Reichman, the Receiver through his investigation has determined that Functional Health Strategies, LLC is controlled by Jamie Frank who is the second cousin of David Reichman. The shares were issued for dubious consulting work, and the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII in exchange for the issuance of the Disputed Shares.

With respect to Gabriele Falanga, the holder of 3,025,000 Disputed Shares issued at the

direction of David Reichman, the Receiver through his investigation has determined Mr. Falanga is the son of Nathalie Ghidalia, a former girlfriend of David Reichman. The shares were issued under dubious circumstances, and the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Gabriel Neagu, the holder of 55,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined this was a dubious stock issuance for "travel related services" airport shuttle drivers, and the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Gregg Frank (Back Home Safely), the holder of 8,500 Disputed Shares issues at the direction of David Reichman, the Receiver through his investigation has determined he is the husband of Karen Frank. The stock was issued under dubious circumstances, and the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to EMC, the holder of 21,185,503 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined the EMC was fraudulently issued stock to launder for the personal benefit of David Reichman and his friends and family and as David Reichman's "golden parachute." The Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Hosam El Sheha, the holder of 11,000 Disputed Shares, the Receiver through his investigation has determined that he is a member of the dubious MAC and a friend of David Reichman. The stock was issued under dubious circumstances, and the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII for the Disputed Shares.

With respect to Howard Duchin, the holder of 142,773 Disputed Shares, the Receiver through his investigation has determined he is a friend of David Reichman and the stock was issued for dubious services rendered to GTII.

With respect to the Icahn School of Medicine, f/b/o Biodesign Institute, the holder of 1,600,000 Disputed Shares, the Receiver through his investigation has determined the stock was

Garman Turner Gordon
7251 Amigo Street
Suite 210
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(725) 777-3000

issued for dubious reasons and was a flagrant waste of shareholder assets.

With respect to Icahn School of Medicine, f/b/o Dr. Joshua Bederson Fellowship, the holder of 2,700,000 Disputed Shares, the Receiver through his investigation has determined the stock was issued for dubious reasons and a flagrant waste of shareholder assets.

With respect to Icahn School of Medicine, the holder of 321,800 Disputed Shares, the Receiver through his investigation has determined the stock was issued for dubious reasons and a flagrant waste of shareholder assets.

With respect to Ithaca College, the holder of 11,000 Disputed Shares, the Receiver through his investigation has determined it was a waste and abuse by management, and was possibly done to gain favor so that Justine Reichman's children would be accepted to said university.

With respect to Janice Keating, the holder of199,600 Disputed Shares, the Receiver through his investigation has determined that she is the sister of Kathy Griffin. The stock was issued under dubious circumstances.

With respect to Joel Osteen Ministries, the holder of 88,000 Disputed Shares, the Receiver through his investigation has determined that this was a failed transaction, and that no consideration was given to GTII for the issuance thereof.

With respect to John Morrissey, the holder of 126,500 Disputed Shares, the Receiver through his investigation has determined this was a dubious stock issuance for "travel related services" for airport shuttle drivers.

With respect to John Scrudato, the holder of 2,501,900 Disputed Shares, the Receiver through his investigation has determined that he is a former accountant of GTII and responsible for dubious accounting practices.

With respect to Justine Richman, the holder of 7,332,261 Disputed Shares, the Receiver through his investigation determined that she is the daughter of David Reichman and was issued stock under false pretense and under dubius circumstances related to dubious consulting work.

With respect to Karen Frank, the holder of 210,000 Disputed Shares, the Receiver through his investigation, has determined that she is a cousin of David Reichman, that the stock

Garman Turner Gordon
7251 Amigo Street
Suite 210
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(725) 777-3000

was issued under dubius circumstances, and that Karen Frank was involved in the EMC and other dubious schemes.

With respect to Katerina Tsernou, the holder of 55,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that Katerina Tsernou, a member of MAC, is David Reichman's personal therapist in New York. The stock was issued under dubious circumstances, and the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Kathy M. Griffin, the holder of 13,395,611 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that she is the former President and Director of GTII and worked with or otherwise supported David Reichman on most or all schemes and frauds by Reichman, and that the Disputed Shares were issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Kathy & David Griffin Joint Tenants, the holder of 275 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined the shares are Joint Tenant account shares held by Kathy Griffin and her husband, David Griffin. The Receiver through his investigation has determined that Ms. Griffin is the former President and Director of GTII and worked with or otherwise supported David Reichman on most or all schemes and frauds by Reichman, and that the shares were issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Kent Jacobs, the holder of 275,000 Disputed Shares issued by David Richman, the Receiver through his investigation has determined that he is a member of the dubious MAC and a friend of David Reichman, and that Kent Jacobs' Disputed Shares were issued under dubius circumstances, and the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Leslie Schlachter, the holder of 502,919 Disputed Shares, the Receiver through his investigation has determined that she is a member of the dubious MCA and a friend

of David Reichman. The Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Afshin Luke Rahbari, the holder of 8,600,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that Mr. Rahbari is the former CEO of GTII brought in to replace David Reichman and essentially be the “fall guy” for the failure of GTII. The Receiver through his investigation has been unable to substantiate or quantify any material consideration having been provided to GTII by Mr. Rahbari and that GTII has claims against Mr. Rahbari for services that he provided and for which the shares were issued.

With respect to Margaret Williams, the holder of 100,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation, has determined she is a member of the dubious MAC and a friend of David Reichman and that the shares were issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Matthew Martinez, the holder of 66,000 Disputed Shares, the Receiver through his investigation has determined Martinez is a friend of Kathy Griffin, and that the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Michael Valle, the holder of 1,510,900 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that Valle is a former director of GTII and oversaw and participated in the frauds perpetrated by David Reichman and other board members, and that the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Margaret Griffin, the holder of 200,000 Disputed Shares, issued at the direction of David Reichman, the Receiver through his investigation has determined that Margaret is the daughter of Kathy Griffin and that the stock was purportedly issued for work on a PowerPoint presentation. However, the records of GTII do not support the issuance of these

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shares for work claimed.

With respect to Mark Richardson, the holder of 303,901 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation, has determined Mark Richardson has laundered millions of dollars in stock for the direct benefit of David Reichman. The stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to MJ Macaluso Trust, the holder of 296,750 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined David Reichman is the trustee of this trust. The Receiver through his investigation has determined the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Nathalie Ghidalia, who is the holder of 11,550,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined she is a former girlfriend of David Reichman and the mother of Gabriel Falanga. The Receiver through his investigation has determined the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Northeastern University, the holder of 121,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined this issuance was a waste and abuse by management and was possibly done to gain favor so that Justine Reichman's children will be accepted to the said university.

With respect to Panlunas Holdings Trust, the holder of 270,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined the stock was issued for an opaque and dubious gold transaction that has not materially benefited GTII and is related to a larger group of bad actors in Utah affiliated with this entity.

With respect to Paul Pelosi Jr., the holder of 27,500 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate

Garman Turner Gordon
7251 Amigo Street
Suite 210
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(725) 777-3000

or quantify any material consideration having been provided to GTII.

With respect to Paula Hill, the holder of 121,002 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined she is a lifelong friend of David Reichman. Ms. Hill is involved in the EMC fraud, and the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Pace College, the holder of 11,000 Disputed Shares issued under the direction of David Reichman, the Receiver through his investigation has determined that this issuance was a waste and abuse by management and was possibly done to gain favor so that Justine Reichman's children will be accepted to the said university.

With respect to the Paul Brownstein Trust, the holder of 524,755 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined David Reichman serves as the Trustee of the said trust and that the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Peter Dichiara, the holder of 68,555 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Phil Fehr, the holder of 643,982 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation determined Fehr was involved in EMC scheme and that the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Randy Clark, the holder of 275,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined this was an incomplete, failed transaction for which no material consideration was received by GTII.

With respect to Richardson & Associates, the holder of 458,689 Disputed Shares issued

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

at the direction of David Reichman, the Receiver through his investigation has determined the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Richardson & Patel LLP, the holder of 110,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Raphael Costa, the holder of 11,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that Raphael Costa is a former roommate of Justine Reichman and that the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Robert O'Connor, the holder of 660,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined O'Connor is a friend of David Reichman. The Receiver has determined that the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Rudy Durand, the holder of 137,500 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined this was an incomplete, failed transaction for which GTII received no material consideration.

With respect to Rachel Wallitt, the holder of 110,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined Wallitt is a member of the dubious MAC and a friend of David Reichman. The Receiver has concluded that the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Robert Hantman, the holder of 365,896 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that the stock was issued under dubious circumstances for which the Receiver has been unable to

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

substantiate or quantify any material consideration having been provided to GTII.

With respect to S.F. Irrevocable Trust, the holder of 3,005,300 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined the stock was issued for dubious reasons to for the benefit of Susan Fabrizio, the beneficiary of said trust, and the former wife of David Reichman and mother of Justine Reichman, in order to establish a way to pay for the long-term healthcare for Ms. Fabrizio who was ill.

With respect to Scott Olifant, the holder of 137,500 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined the stock was issued for dubious services rendered to GTII and friends of David Reichman. The Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Shaye Jacobson, the holder of 200,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined Shaye is the personal tax accountant for David Reichman and his daughter Justine Reichman. The stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Spencer J. Richardson, the holder of 1,042,350 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that he is the possible son of Mark Richardson, the person David Reichman used to launder stock sale proceeds- dubious stock issuance. The Receiver has determined that the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Stephen Karig, the holder of 100,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined he is David Reichman's nephew. The Receiver through his investigation has determined the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Susan Deluca, the holder of 374,000 Disputed Shares issued at the

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

direction of David Reichman, the Receiver through his investigation has determined Susan Deluca is the wife of Mike Valle, a former director of GTII. The stock is from Mike Valle's estate and that Mike Valle perpetrated multiple schemes with David Reichman. The Receiver has determined that the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Theresa O'Reilly, the holder of 22,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that she is the deceased mother of Kathy Griffin. The shares were issued to Theresa O'Reilly under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Tsuimei Wang, the holder of 417,496 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that Tsuimei Wang was the Utah accountant that filed false tax returns for GTII and was involved in a dubious gold transaction involving the Panlunas Holdings Trust. The Receiver has determined that the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Tsui Lin Wang, the holder of 90,000 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined Tsui Lin Wang is the sister of the Utah accountant that filed false tax returns for GTII and who was involved in the dubious gold transaction involving the Panlunas Holdings Trust. The Receiver has determined that the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to The Anne Frances Trust, the holder of 2,282,850 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that David Reichman serves as the trustee of said Trust. The Receiver has determined that the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Wimase Limited, the holder of 163,624 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined this was an incomplete, failed transaction, with no material consideration received by GTII.

With respect to Warren Markowitz, the holder of 1,050,921 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation has determined that Makowicz worked with GTII to set up fraudulent schemes and write dubious legal opinions. The Receiver has determined that the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

With respect to Woodcliff Lake Rehabilitation Center, the holder of 2,750 Disputed Shares issued at the direction of David Reichman, the Receiver through his investigation determined the stock was issued under dubious circumstances for which the Receiver has been unable to substantiate or quantify any material consideration having been provided to GTII.

II. LEGAL ANALYSIS

As set forth in the Receivership Order, the Court has ordered the Receiver to claw back GTII common shares that were issued wrongfully by former management. The Receiver has searched for share issuances where shares were issued at the direction of former management under dubious circumstances, without any material consideration being received by GTII, and where the shares were not purchased in the open market. The Receiver has examined the books and records of GTII and determined based upon that examination that the persons issued shares as set forth on **Exhibit A** received GTII common shares from former management, principally David Reichman or at his direction, under dubious circumstances, for which GTII received no material consideration and where such shares were not purchased in the open market. A summary of the Receiver's basis for designating a holder's shares as "Disputed Shares" is set forth in the "Background Facts" statement above and supported by the declaration of the Receiver filed in support of this Motion as well as by his Interim Reports on file with the Court. Because the shares were improperly issued, the Court should enter the Bar Order prohibiting the sale, assignment, transfer or other hypothecation of the Disputed Shares. With respect to each

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holder of Disputed Shares, the Bar Order should remain in effect pending further order of the Court.

If a holder of Disputed Shares executes a Stock Power in the form of **Exhibit C** and returns the shares to the Receiver for the benefit of the Receivership Estate, the Bar Order would terminate as being no longer necessary with respect to such holder. If the holder of Disputed Shares timely Challenges the Receiver's designation of such holder's shares as "Disputed Shares," then the Bar Order would remain in place pending the Court's ruling with respect to such holder, specifically whether that holder's shares should remain designated as Disputed Shares or whether that designation should be withdrawn. With respect to any Disputed Shares which are both not returned to the Receivership Estate via a Stock Power in the form of **Exhibit C** or for which there has been no timely Challenge to the Disputed Shares designation by the Receiver, the Court, on request of the Receiver, should order that such Disputed Shares shall be transferred to the Receivership Estate, with such assistance as reasonably required by the Clerk of the Court, to carry out such transfer as allowed in such order.

Further, as the Receiver has been granted the power to settle claims against the Receivership Estate, it is appropriate for the Receiver to have the power and discretion to determine whether to send a proposed Release generally in the form of **Exhibit D**. To the holder of Disputed Shares in connection with the surrender of those shares to the Receivership Estate.

To the extent that there is a timely Challenge by a holder of Disputed Shares then the Challenge will be noticed for hearing, and the Court can enter an appropriate scheduling order with respect to any discovery and hearings associated with the arguments and evidence concerning a Challenge.

The Receiver and his professionals believe that the foregoing procedure is a reasonable, efficient, and cost-effective procedure for resolving the Receiver's objections to Disputed Shares. The submission of a Challenge will both (i) subject the Claimant to the jurisdiction of the Eighth Judicial District Court in and for Clark County Nevada and (ii) act as a waiver of any jury trial right of a Claimant with respect to his or her asserted claims against the Receivership Estate and any claims, remedies counterclaims, defenses, set off rights, or other rights the Receiver may

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have with respect to such claims.

III. CONCLUSION

Based on the foregoing, the Receiver respectfully requests that this Court grants the present Motion

Dated this 21st day of May 2025.

GARMAN TURNER GORDON LLP

/s/ William M. Noall
WILLIAM M. NOALL
Nevada Bar No. 3549
DYLAN T. CICILIANO
Nevada Bar No. 12348
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

CERTIFICATE OF SERVICE

I hereby certify that the foregoing **THE RECEIVER'S OMNIBUS OBJECTION TO IDENTIFIED SHARES OF ILLICIT GTII COMMON STOCK HELD BY IDENTIFIED SHAREHOLDERS AND MOTION FOR ORDER (I) BARRING THE TRANSFER OF AND ESTABLISHING PROCEDURES CONCERNING THE DESIGNATION OF SHARES AS ILLICIT SHARES AND (II) APPROVING THE RECEIVER'S ENTRY INTO RELEASE AGREEMENTS WITH RESPECT TO SUCH ILLICIT SHARES** was submitted electronically for filing and/or service with the Eighth Judicial District Court on May 21, 2025. Electronic service of the foregoing document shall be made in accordance with the E-Service List:[6]

CHAD F. CLEMENT
Nevada Bar No. 12192
ALEXANDER K. CALAWAY
Nevada Bar No. 15188
MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
Tel: (702) 382-0711
Fax: (702) 382-5816
Email: clement@maclaw.com
acalaway@maclaw.com

Attorneys for Plaintiffs

BRETT O. WHIPPLE
Nevada Bar No. 6168
JUSTICE LAW CENTER
1100 S. Tenth Street
Las Vegas, Nevada 89104
Email: civil@justice-law-center.com

Attorneys for Frank Benintendo

BRIAN A. HERMAN (Pro Hac Vice Forthcoming)
MORGAN, LEWIS, & BOCKIUS LLP
101 Park Avenue
New York, New York 10178-0060
Telephone: (212) 309-6000
Facsimile: (212) 309-6001
Email:brian.herman@morganlewis.com

Attorneys for Defendant David Reichman

DAVID A. CARROLL
Nevada Bar No. 7643
ANTHONY J. DIRAIMONDO
Nevada Bar No. 10875
ROBERT E. OPDYKE
Nevada Bar No. 12841
RICE REUTHER SULLIVAN & CARROLL, LLP
3800 Howard Hughes Parkway, Suite 1200
Las Vegas, Nevada 89169
Telephone: (702) 732-9099
Facsimile: (702) 732-7110

[6] Pursuant to Administrative Order 14-2, dated May 9, 2014, service by electronic means is mandatory in the Eighth Judicial District Court. Further, pursuant to EDCR 8.05(a), each party who submits an E-Filed document through the E-Filing System consents to electronic service in accordance with NRCP 5(b)(2)(D); and, pursuant to EDCR 8.05(d), users who register with the electronic filing system are deemed to consent to receive service electronically.

Email: dcarroll@rrsc-law.com
adiraimondo@rrsc-law.com
ropdyke@rrsc-law.com

Attorneys for Defendant David Reichman

DANIEL R. MCNUTT
Nevada Bar No. 7815
MATTHEW C. WOLF
Nevada Bar No. 10801
MARK D. HESIAK
Nevada Bar No. 12397
MCNUTT LAW FIRM, P.C.11441
Allerton Park Drive, Suite 100
Las Vegas, Nevada 89135
Tel: 702-384-1170
Email: drm@mcnuttlawfirm.com
mcw@mcnuttlawfirm.com
mdh@mcnuttlawfirm.com

Attorneys for Defendant Kathy Griffin

And by placing said copy in an envelope, postage fully prepaid, in the U.S. Mail, said envelope addressed to the following:

Donald Gilbert
280 Hillman Avenue
Staten Island, NY 10314
Pro Se Defendant

/s/ Shelby Harmer
An employee of
GARMAN TURNER GORDON LLP

Declaration of Paul Strickland

DECL
GARMAN TURNER GORDON LLP
WILLIAM M. NOALL
Nevada Bar No. 3549
Email: wnoall@gtg.legal
DYLAN T. CICILIANO
Nevada Bar No. 12348
Email: dciciliano@gtg.legal
MARGARITA ELIAS
Nevada Bar No. 14867
Email: melias@gtg.legal
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

DISTRICT COURT

CLARK COUNTY, NEVADA

WHITE ROCKS (BVI) HOLDINGS INC., *et al.*,

Plaintiffs,

vs.

DAVID REICHMAN, KATHY M. GRIFFIN, FRANK BENINTENDO, DONALD GILBERT, DOES I THROUGH X, INCLUSIVE, and ROE CORPORATIONS I THROUGH X, inclusive,

Defendants,

GLOBAL TECH INDUSTRIES GROUP, INC.,

Nominal Defendant.

CASE NO.: A-24-896359-B
DEPT NO.: XVI

DECLARATION OF PAUL STRICKLAND IN SUPPORT OF THE RECEIVER'S OMNIBUS OBJECTION TO IDENTIFIED SHARES OF ILLICIT GTII COMMON STOCK HELD BY IDENTIFIED SHAREHOLDERS AND MOTION FOR ORDER (I) BARRING THE TRANSFER OF AND ESTABLISHING PROCEDURES CONCERNING THE DESIGNATION OF SHARES AS ILLICIT SHARES AND (II) APPROVING THE RECEIVER'S ENTRY INTO RELEASE AGREEMENTS WITH RESPECT TO SUCH ILLICIT SHARES

I, Paul Strickland, make this Declaration under § 53.045 of the Nevada Revised Statutes and state as follows:

1. My name is Paul Strickland.

2. I am over the age of 21 years old, and I have never been convicted of a felony or of any crime involving moral turpitude.

3. I am fully competent to make this Declaration, and all of the facts set forth herein are based on my personal knowledge and are true and correct.

4. I submit this Declaration for all permissible purposes under the Federal and Nevada Rules of Civil Procedure and Rules of Evidence in support of the *Receiver's Omnibus Objection to Identified Shares of Illicit GTII Common Stock Held by Identified Shareholders and Motion for Order (I) Barring the Transfer of and Establishing Procedures Concerning the Designation of Shares as Illicit Shares and (II) Approving the Receiver's Entry Into Release Agreements With Respect to Such Illicit Shares* (the "Objection" and the "Motion", respectively).

5. On September 18, 2024, pursuant to this Court's *Order Appointing Receiver* (the "Receivership Order"), I was appointed as an equity receiver to take control of Globel Tech Industries Group, Inc. ("GTII") and all of its subsidiaries, divisions, or field operations, wherever located, and any and all of their property, including real property, personal property, tangible property, intangible property, accounts receivable, assets, monies, financial accounts, financial books, records, keys, computer systems, servers, intellectual property rights, websites, client lists, title documents and other papers (collectively hereinafter the "Receivership Assets"), which for purposes of the Receivership Order includes all authorized but unissued common or preferred stock or other securities of GTII.[1]

6. I was selected for his role because of my experience in the micro-cap company markets and because I haves experience rehabilitating and adding value to troubled micro-cap companies, which in turn benefits their shareholder base.

7. Pursuant to the Receivership Order, the Court asserted exclusive jurisdiction and, through me, as Receiver, took exclusive possession of the Receivership Assets, including without limitation GTII's businesses and properties associated therewith.[2] The Receivership Order directed and authorized me to undo any transfers, assignments, sales, and/or other contract

[1] *See* Receivership Order 9:10-16.

[2] *See* Receivership Order 10:1-3.

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7251 Amigo Street, Suite 210
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that were entered into on behalf of GTII either illegally or fraudulently,[3] and I was directed and authorized to seek the claw-back, cancelation, freeze, and/or disgorgement any wrongful issuances, payments, and/or transfers made to GTII's management and/or their family members, friends, affiliates, and other related parties that I deemed was necessary and appropriate.[4]

8. After a rigorous review of GTII records in my possession and other records obtained via written demands and subpoenas, I have identified eighty seven (87) persons, trusts, or entities that were issued the aggregate amount of One Hundred Seventy-Eight Million Two Hundred Forty-Seven Thousand Nine-Hundred Sixty-Five (178,247,965) shares of GTII common stock for which *GTII* received no consideration (meaning anything of material value) in exchange for its issuance of such shares (the "Disputed Share Issuances" and the "Disputed Shares," respectively). According to the records I reviewed, all of the Disputed Share Issuances were at the direction of former director and officer David Reichman and were not purchased in open market transactions. Accordingly, I am objecting to the Disputed Share Issuances by the Objection, and I am proposing a process with respect to the Challenge to the designation of Disputed Shares by the Motion.

9. Per the most recent Non-Objecting Beneficial Ownership list I have obtained, GTII has 15,435 distinct shareholders that on average hold 5,573 GTII common shares (which is an aggregate of 86,019,255 shares). While the total number of holders of Disputed Shares constitute a very small percentage of the overall GTII shareholder body, 0.56%, the Disputed Shares they hold comprise 52.47 % of the total outstanding GTII common stock, and the average number of Disputed Shares held by a holder of Disputed Shares is 2,048,824. I strongly believes the Disputed Share Issuances have harmed other GTII Shareholders by effectively diluting their investments, while at the same time providing no value or other benefit to GTII.

1. Furthermore, I have recently learned that one or more holders of Disputed Shares is taking steps to sell, assign, or transfer their shares to third parties who, in turn, may not know of the share's status as Disputed Shares. In this regard, the Motion seeks an order barring the

[3] *See* Receivership Order 15:15-17.

[4] *See* Receivership Order 15:18-21.

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sale, assignment, transfer, or other hypothecation, regardless of form, of the Disputed Shares, pending a timely, successful "Challenge" to the Objection to the issuance of such shares and their status as Disputed Shares.

10. With respect to AI Commerce, LLC, the holder of 20,000,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined this was an uncompleted transaction and no consideration was received by GTII.

11. With respect to American University, the holder of 11,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that this issuance was a waste and abuse by management and was possibly done to seek to gain favors so that Justine Reichman's children would be accepted into said university.

12. With respect to Ann Muriel and Marcos Muriel Zuleta Joint Tenants, the holder of 200,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Ann Muriel is the daughter of Kathy Griffin and that the stock was purportedly issued for work on a PowerPoint presentation. However, the records of GTII do not support the issuance of these shares for work claimed.

13. With respect to Antonella Bogliolo, the holder of 165,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined she is a friend of David Reichman's former girlfriend, Nathalie Ghidalia, and was fraudulently issued shares for no consideration to GTII.

14. With respect to Arthur Schwartz, the holder of 599,179 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that he is a friend and "uncle" of David Reichman and that the shares were issued without any consideration received by GTII. Arthur Schwartz is now deceased, and David Reichman is the beneficiary of Schwartz estate.

15. With respect to Anthony Matassa, the holder of 550,000 Disputed Shares issued at the direction of David Reichman, I have determined through my investigation that Matassa is David Reichman's Bentley mechanic at O'Gara Coach in Beverly Hills, CA and was issued the shares for servicing a Bently automobile in the possession of David Reichman.

16. With respect to Bill Glaser, the holder of 550,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that he is a friend of David Reichman and was issued stock by GTII for unsubstantiated advisory services in connection with the Daniel Bassal Trust of which David Reichman is Trustee of that Trust.

17. With respect to Bio Energy System Management LLC, the holder of 163,624 Disputed Shares, through my investigation I determined this was an uncompleted, failed transaction and that Bio Energy System Management, LLC was a subsidiary created, and stock was issued with no consideration given in return.

18. With respect to Bull Consulting Group, Inc., the holder of 165,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined the stock was issued contingent upon services and no consideration or performance was received by GTII in exchange for the issuance of the Disputed Shares.

19. With respect to the Barbara T. Anderson Irrevocable Trust, the holder of 340,900 Disputed Shares, through my investigation I have determined that Ms. Anderson was a former romantic partner of David Reichman. The stock was issued without consideration to GTII in exchange for the issuance of the Disputed Shares.

20. With respect to Bethany Dudek, the holder of 125,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Ms. Dudek is the sister of Kathy Griffin and the stock was issued under dubious circumstances without any material consideration being received from GTII in exchange for the issuance of the Disputed Shares.

21. With respect to Ben Nehmadi , the holder of 11,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Mr. Nehmadi is a friend of David Reichman. The stock was issued under dubious circumstances for business that was not related to GTII and without material consideration being received by GTII in exchange for the issuance of the Disputed Shares.

22. With respect to Brent Golub, the holder of 50,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Mr. Golub is a

friend of David Reichman. The stock was issued for dubious services rendered to GTII which I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

23. With respect to Christopher Cecil, the holder of 165,000 Disputed Shares issued at the direction of David Reichman, through my investigation, I determined that Mr. Cecil was a former insider of the Company and that the Disputed Shares were issued without justification and constituted waste by former management.

24. With respect to Cya Esq Holdings, LLC ("CYA"), the holder of 768,000 Disputed Shares originally issued at the direction of David Reichman to attorney Roy Lester, through my investigation I have determined that CYA, is an entity controlled by a former attorney for GTII, Warren Markowitz, and that CYA holds the shares through to a dubious transaction entered into with attorney Mr. Lester, whereby 1,000,000 shares were sold to CYA for $1,080,000 less than market value. I later discovered that CYA sold approximately 250,000 shares for $453,719, and attorney Scott Olifant wrote the legal opinion to allow for the restriction to be lifted and the shares to be sold.

25. With respect to Daniel Bassal Trust, the holder of 440,000 Disputed Shares issued at the direction of Dvid Reichman, through my investigation I have determined that Daniel Bassal is the adopted son of David Reichman's friends and Reichman is a trustee of the Trust. The Disputed Shares were issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

26. With respect to David Reichman, the holder of 44,655,550 Disputed Shares issued at the direction of David Reichman, through my investigation, I determined that these shares were issued above and beyond Mr. Reichman's stated compensation and indebtedness due him by the Company for amounts totaling more than $3.0 million, thereby causing these shares to be disputed by the Receiver.

27. With respect to Daniel Marcus, the holder of 320,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Mr. Marcus

is a member of the dubious Medical Advisory Committee (the "MAC") and a friend of David Reichman, and the shares were issued without consideration being received by GTII.

28. With respect to Derek Gilbert, the holder of 550,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Derek Gilbert is the son of former Board Member Don Gilbert, and the shares were issued under dubious circumstances, and the stock was issued without any material consideration being received by GTII.

29. With respect to Donald Gilbert, the holder of 5,279,245 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Donald Gilbert is a former director of GTII and oversaw and participated in the frauds perpetrated by David Reichman. I have has concluded that the Disputed Shares received by Donald Gilbert were issued under dubious circumstances without any material consideration being received by GTII.

30. With respect to Dr. Eric Frank, the holder of 100,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined he is the son of David Reichman's cousin, Karen Frank, and affiliated with the stock laundering scheme of the Epstein Memorial Committee, Inc., ("EMC") discussed in my Interim Reports filed with the Court.

31. With respect to Dr. Stephen Freedland, the holder of 155,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined Dr. Freedland is David Reichman's personal doctor in Los Angeles, a member of the dubious MAC, and that GTII received no consideration for the issuance of the shares.

32. With respect to David C. Horton, the holder of 11,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined Mr. Horton is a friend of Kathy Griffin, the stock was issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration provided to GTII in exchange for the issuance of the Disputed Shares.

33. With respect to Dale Marr, the holder of 297,000 Disputed Shares issued at the

direction of David Reichman, through my investigation I have determined that Dale Marr is David Reichman's personal concierge in New York, the stock was issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

34. With respect to Evelyn Alsultany, the holder of 517,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined Ms. Alsultany is lifelong friends of the Reichman family, grew up with Justine Reichman, and is the sister of Fabian Alsultany. The shares were issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

35. With respect to Fabian Alsultany, the holder of 6,900,600 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined Mr. Alsultany is a lifelong friend of the Reichman family, grew up with Justine Reichman, and is the brother of Evelyn Alsultany. The shares were issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

36. With respect to the Frances R. Davidson Trust, the holder of 385,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined have determined this is a Trust controlled by David Reichman, the shares were issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

37. With respect to Frank Benintendo, the holder of 5,369,004 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined have determined Mr. Benintendo is a former director of GTII who oversaw and participated in frauds perpetrated by David Reichman, that the shares were issued under dubious circumstances, and that I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

38. With respect to Functional Health Strategies, LLC, the holder of 225,000

Disputed Shares issued by David Reichman, through my investigation I have determined that Functional Health Strategies, LLC is controlled by Jamie Frank who is the second cousin of David Reichman. The shares were issued for dubious consulting work, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

39. With respect to Gabriele Falanga, the holder of 3,025,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Mr. Falanga is the son of Nathalie Ghidalia, a former girlfriend of David Reichman, the shares were issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

40. With respect to Gabriel Neagu, the holder of 55,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined this was a dubious stock issuance for "travel related services" airport shuttle drivers, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

41. With respect to Gregg Frank (Back Home Safely), the holder of 8,500 Disputed Shares issues at the direction of David Reichman, through my investigation I have determined that Mr. Frank is the husband of Karen Frank. The stock was issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

42. With respect to EMC, the holder of 21,185,503 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that EMC was fraudulently issued stock to launder for the personal benefit of David Reichman and his friends and family and as David Reichman's "golden parachute". I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

43. With respect to Hosam El Sheha, the holder of 11,000 Disputed Shares issues at the direction of David Reichman, through my investigation I have determined that Mr. El Sheba

is a member of the dubious MAC and a friend of David Reichman. The shares were issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII for the Disputed Shares.

44. With respect to Howard Duchin, the holder of 142,773 Disputed Shares issues at the direction of David Reichman, through my investigation I have determined that Mr. Duchin is a friend of David Reichman and the stock was issued for dubious services rendered to GTII, and I have been unable to substantiate or quantify any material consideration being provided to GTII for the Disputed Shares.

45. With respect to the Icahn School of Medicine, f/b/o Biodesign Institute, the holder of 1,600,000 Disputed Shares issues at the direction of David Reichman, through my investigation I have determined that the stock was issued for dubious reasons and was a flagrant waste of shareholder assets. I have been unable to substantiate or quantify any material consideration being provided to GTII for the Disputed Shares.

46. With respect to Icahn School of Medicine, f/b/o Dr. Joshua Bederson Fellowship, the holder of 2,700,000 Disputed Shares issues at the direction of David Reichman, through my investigation I have determined that the stock was issued for dubious reasons and a flagrant waste of shareholder assets. I have been unable to substantiate or quantify any material consideration being provided to GTII for the Disputed Shares.

47. With respect to Icahn School of Medicine, the holder of 321,800 Disputed Shares issues at the direction of David Reichman, through my investigation I have determined that the stock was issued for dubious reasons and a flagrant waste of shareholder assets. I have been unable to substantiate or quantify any material consideration being provided to GTII for the Disputed Shares.

48. With respect to Ithaca College, the holder of 11,000 Disputed Shares issues at the direction of David Reichman, through my investigation I have determined that it was a waste and abuse by management and was possibly done to gain favor so that Justine Reichman's children would be accepted to said university.

49. With respect to Janice Keating, the holder of 199,600 Disputed Shares issues at

the direction of David Reichman, through my investigation I have determined that Ms. Keating is the sister of Kathy Griffin. The stock was issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII for the Disputed Shares.

50. With respect to Joel Osteen Ministries, the holder of 88,000 Disputed Shares issues at the direction of David Reichman, through my investigation I have determined that this was a failed transaction, and I have been unable to substantiate or quantify any material consideration being provided to GTII for the Disputed Shares.

51. With respect to John Morrissey, the holder of 126,500 Disputed Shares issues at the direction of David Reichman, through my investigation I have determined that this was a dubious stock issuance for "travel related services" for airport shuttle drivers. I have been unable to substantiate or quantify any material consideration being provided to GTII for the Disputed Shares.

52. With respect to John Scrudato, the holder of 2,501,900 Disputed Shares issues at the direction of David Reichman, through my investigation I have determined that Mr. Scrudato is a former accountant of GTII and responsible for dubious accounting practices. I have been unable to substantiate or quantify any material consideration being provided to GTII for the Disputed Shares.

53. With respect to Justine Richman, the holder of 7,332,261 Disputed Shares issues at the direction of David Reichman, through my investigation I have determined that Ms. Reichman is the daughter of David Reichman and was issued stock under false pretense and under dubius circumstances related to dubious consulting work. I have been unable to substantiate or quantify any material consideration being provided to GTII for the Disputed Shares.

54. With respect to Karen Frank, the holder of 210,000 Disputed Shares issues at the direction of David Reichman, through my investigation I have determined that Ms. Frank is a cousin of David Reichman, that the stock was issued under dubius circumstances, and that Karen Frank was involved in the EMC and other dubious schemes. I have been unable to

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substantiate or quantify any material consideration being provided to GTII for the Disputed Shares.

55. With respect to Katerina Tsernou, the holder of 55,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Katerina Tsernou, a member of MAC, is David Reichman's personal therapist in New York. The stock was issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

56. With respect to Kathy M. Griffin, the holder of 13,395,611 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Ms. Griffin is the former President and Director of GTII and worked with or otherwise supported David Reichman on most or all schemes and frauds by Reichman, and that the Disputed Shares were issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

57. With respect to Kathy & David Griffin Joint Tenants, the holder of 275 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that the shares are Joint Tenant account shares held by Kathy Griffin and her husband, David Griffin. Through my investigation I have determined that that Ms. Griffin is the former President and Director of GTII and worked with or otherwise supported David Reichman on most or all schemes and frauds by Reichman, and that the shares were issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

58. With respect to Kent Jacobs, the holder of 275,000 Disputed Shares issued by David Richman, through my investigation I have determined that Mr. Jacobs is a member of the dubious MAC and a friend of David Reichman and that Kent Jacobs' Disputed Shares were issued under dubius circumstances. I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

59. With respect to Leslie Schlachter, the holder of 502,919 Disputed Shares, through my investigation I have determined that she is a member of the dubious MCA and a friend of David Reichman. I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

60. With respect to Afshin Luke Rahbari, the holder of 8,600,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Mr. Rahbari is the former CEO of GTII brought in to replace David Reichman and essentially be the "fall guy" for the failure of GTII. Through my investigation I have been unable to substantiate or quantify any material consideration being provided to GTII by Mr. Rahbari and that GTII has claims against Mr. Rahbari for services that he provided and for which the shares were issued.

61. With respect to Margaret Williams, the holder of 100,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Ms. Williams is a member of the dubious MAC, a friend of David Reichman, and that the shares were issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

62. With respect to Matthew Martinez, the holder of 66,000 Disputed Shares, through my investigation I have determined that Ms. Martinez is a friend of Kathy Griffin, and that the stock was issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

63. With respect to Michael Valle, the holder of 1,510,900 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Mr. Valle is a former director of GTII and oversaw and participated in frauds perpetrated by David Reichman and other board members, and that the shares were issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

64. With respect to Margaret Griffin, the holder of 200,000 Disputed Shares, issued at

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the direction of David Reichman, through my investigation I have determined that Margaret Griffin is the daughter of Kathy Griffin and that the shares were purportedly issued for work on a PowerPoint presentation. However, the records of GTII do not support the issuance of these shares for work claimed.

65. With respect to Mark Richardson, the holder of 303,901 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Mark Richardson has laundered millions of dollars in stock for the direct benefit of David Reichman. The 303,901 Disputed Shares were issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

66. With respect to MJ Macaluso Trust, the holder of 296,750 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that David Reichman is the trustee of this trust. Through my investigation I have also determined that these shares were issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

67. With respect to Nathalie Ghidalia, who is the holder of 11,550,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Ms. Ghidalia is a former girlfriend of David Reichman and the mother of Gabriel Falanga. Through my investigation I have further determined that these shares were issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

68. With respect to Northeastern University, the holder of 121,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that this issuance was a waste and abuse by management and was possibly done to gain favor so that Justine Reichman's children will be accepted to the said university.

69. With respect to Panlunas Holdings Trust, the holder of 270,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that the

stock was issued for an opaque and dubious gold transaction that has not materially benefited GTII and is related to a larger group of bad actors in Utah affiliated with this entity.

70. With respect to Paul Pelosi Jr., the holder of 27,500 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that the stock was issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

71. With respect to Paula Hill, the holder of 121,002 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Ms. Hill is a lifelong friend of David Reichman. Ms. Hill is involved in the EMC fraud, and these shares were issued under dubious circumstances. I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

72. With respect to Pace College, the holder of 11,000 Disputed Shares issued under the direction of David Reichman, through my investigation I have determined that this issuance was a waste and abuse by management and was possibly done to gain favor so that Justine Reichman's children will be accepted to the said university.

73. With respect to the Paul Brownstein Trust, the holder of 524,755 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that David Reichman serves as the Trustee of the said trust and that this stock was issued under dubious circumstances. I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

74. With respect to Peter Dichiara, the holder of 68,555 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that this stock was issued under dubious circumstances. I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

75. With respect to Phil Fehr, the holder of 643,982 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Mr. Fehr was involved in EMC scheme and that this stock was issued under dubious circumstances. I have

been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

76. With respect to Randy Clark, the holder of 275,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that this issuance was in connection with an incomplete, failed transaction for which no material consideration was received by GTII in exchange for the issuance of the Disputed Shares.

77. With respect to Richardson & Associates, the holder of 458,689 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that these shares were issued under dubious circumstances. I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

78. With respect to Richardson & Patel LLP, the holder of 110,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that this stock was issued under dubious circumstances. I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

79. With respect to Raphael Costa, the holder of 11,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Raphael Costa is a former roommate of Justine Reichman and that this stock was issued under dubious circumstances. I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

80. With respect to Robert O'Connor, the holder of 660,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that O'Connor is a friend of David Reichman. I have further determined that this stock was issued under dubious circumstances. I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

81. With respect to Rudy Durand, the holder of 137,500 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that this issuance was

related to an incomplete, failed transaction for which GTII received no material consideration.

82. With respect to Rachel Wallitt, the holder of 110,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Ms. Wallitt is a member of the dubious MAC and a friend of David Reichman. I have concluded that this stock issuance occurred under dubious circumstances for which I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

83. With respect to Robert Hantman, the holder of 365,896 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that the stock was issued under dubious circumstances for which I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

84. With respect to S.F. Irrevocable Trust, the holder of 3,005,300 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that the stock was issued for dubious reasons for the benefit of Susan Fabrizio, the beneficiary of said trust, and the former wife of David Reichman and mother of Justine Reichman. I have further determined that this issuance occurred in order to establish a way to pay for the long-term healthcare for Ms. Fabrizio who was ill.

85. With respect to Scott Olifant, the holder of 137,500 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that this stock was issued for dubious services rendered to GTII and friends of David Reichman. I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

86. With respect to Shaye Jacobson, the holder of 200,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Mr. Jacobson is the personal tax accountant for David Reichman and his daughter Justine Reichman. This stock was issued under dubious circumstances for which I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the

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Disputed Shares.

87. With respect to Spencer J. Richardson, the holder of 1,042,350 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Mr. Richardson is the possible son of Mark Richardson, the person David Reichman used to launder stock sale proceeds. I have determined that this stock was issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

88. With respect to Stephen Karig, the holder of 100,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Mr. Karig is David Reichman's nephew. Through my investigation I have further determined that this stock was issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

89. With respect to Susan Deluca, the holder of 374,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Ms. Deluca is the wife of Mike Valle, a former director of GTII. This stock is from Mike Valle's estate and Mike Valle perpetrated multiple schemes with David Reichman. I have further determined that the stock was issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

90. With respect to Theresa O'Reilly, the holder of 22,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that MS. O'Reilly is the deceased mother of Kathy Griffin. These shares were issued to Theresa O'Reilly under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

91. With respect to Tsuimei Wang, the holder of 417,496 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Tsuimei Wang was a Utah accountant who filed false tax returns for GTII and was involved in a dubious

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(725) 777-3000

gold transaction involving the Panlunas Holdings Trust. I have further determined that this stock was issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

92. With respect to Tsui Lin Wang, the holder of 90,000 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Tsui Lin Wang is the sister of the Utah accountant that filed false tax returns for GTII and who was involved in the dubious gold transaction involving the Panlunas Holdings Trust. I have further determined that this stock was issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

93. With respect to The Anne Frances Trust, the holder of 2,282,850 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that David Reichman serves as the trustee of said trust. I have determined that this stock was issued under dubious circumstances. I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

94. With respect to Wimase Limited, the holder of 163,624 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that these shares were related to an incomplete, failed transaction, with no material consideration received by GTII.

95. With respect to Warren Markowitz, the holder of 1,050,921 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that Makowicz worked with GTII to set up fraudulent schemes and write dubious legal opinions. I have further determined that these shares were issued under dubious circumstances for which I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

. . . .

. . . .

Garman Turner Gordon LLP
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

96. With respect to Woodcliff Lake Rehabilitation Center, the holder of 2,750 Disputed Shares issued at the direction of David Reichman, through my investigation I have determined that this stock was issued under dubious circumstances, and I have been unable to substantiate or quantify any material consideration being provided to GTII in exchange for the issuance of the Disputed Shares.

97. I declare under penalty of perjury of the laws of the State of Nevada that the foregoing is true and correct.

Executed this 21st day of May 2025.

/s/ Paul Strickland
PAUL STRICKLAND, *declarant*

Garman Turner Gordon LLP
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

EXHIBIT A

EXHIBIT A

NAME	# of Shares
AI Commerce, LLC	20,000,000
American University	11,000
Ann Muriel, Marcos Muriel Zuleta JT TEN	200,000
Antonella Bogliolo	165,000
Arthur Schwartz	599,179
Anthony Matassa	550,000
Bill Glaser	550,000
Bio Energy System Management LLC	163,624
Bull Consulting Group, Inc.	165,000
Barbara T Anderson Irrevocable TRUST	340,900
Bethany Dudek	125,000
Ben Nehmadi	11,000
Brent Golub	50,000
Christopher Cecil	165,000
Cya Esq Holdings, LLC	768,000
Daniel Bassal TRUST	440,000
David Reichman	44,655,550
Daniel Marcus	320,000
Derek Gilbert	550,000
Donald Gilbert	5,279,245
Dr. Eric Frank	100,000
Dr. Stephen Freedland	155,000
David C. Horton	11,000
Dale Marr	297,000
Evelyn Alsultany	517,000
Fabian Alsultany	6,900,600
Frances R. Davidson Frances Davidson TRUST	385,000
Frank Benintendo	5,369,004
Functional Health Strategies, LLC	225,000
Gabriele Falanga	3,025,000
Gabriel Neagu	55,000
Gregg Frankn (Back Home Safely)	8,500
Hans And Rosy Epstein Memorial Committee, INC	21,185,503
Hosam El Sheha	11,000
Howard Duchin	142,773

Icahn School Of Medicine, F/b/o Of Biodesign Institute	1,600,000
Icahn School Of Medicine, F/b/o Of Dr. Joshua Bederson Fellowship	2,700,000
Icahn School Of Medicine	321,800
Ithica College	11,000
Janice Keating	199,600
Joel Osteen Ministries	88,000
JOHN MORRISSEY	126,500
John Scrudato	2,501,900
Justine Richman	7,332,261
Karen Frank	210,000
Katerina Tsernou	55,000
Kathy M Griffin	13,395,611
Kathy & David Griffin JT	275
Kent Jacobs	275,000
Leslie Schlachter	502,919
AFSHIN LUKE RAHBARI	8,600,000
Margaret Williams	100,000
Matthew Martinez	66,000
Michael Valle	1,510,900
Margaret Griffin	200,000
Mark Richardson	303,901
MJ Macaluso TRUST	296,750
Nathalie Ghidalia	11,550,000
Northeastern University	121,000
Panlunas Holdings TRUST	270,000
Paul Pelosi Jr	27,500
Paula Hill	121,002
Pace College	11,000
Paul Brownstein TRUST	524,755
Peter Dichiara	68,555
Phil Fehr	643,982
Randy Clark	275,000
Richardson & Associates	458,689
Richardson & Patel LLP	110,000
Raphael Costa	11,000
Robert O'connor	660,000

Rudy Durand	137,500
Rachel Wallitt	110,000
Robert Hantman	365,896
S.F. Irrevocable TRUST	3,005,300
Scott Olifant	137,500
Shaye Jacobson	200,000
Spencer J. Richardson	1,042,350
Stephen Karig	100,000
Susan Deluca	374,000
Theresa O'reilly	22,000
Tsuimei Wang	417,496
Tsui Lin Wang	90,000
The Anne Frances TRUST	2,282,850
Wimase Limited	163,624
Warren Markowitz	1,050,921
Woodcliff Lake Rehabilitation Center	2,750
Total Shares	178,247,965

EXHIBIT B

EXHIBIT B

ODM
GARMAN TURNER GORDON LLP
WILLIAM M. NOALL
Nevada Bar No. 3549
Email: wnoall@gtg.legal
DYLAN T. CICILIANO
Nevada Bar No. 12348
Email: dciciliano@gtg.legal
MARGARITA ELIAS
Nevada bar No. 14867
Email: melias@gtg.legal
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

DISTRICT COURT

CLARK COUNTY, NEVADA

WHITE ROCKS (BVI) HOLDINGS INC., *et al.*,

Plaintiffs,

vs.

DAVID REICHMAN, KATHY M. GRIFFIN, FRANK BENINTENDO, DONALD GILBERT, DOES I THROUGH X, INCLUSIVE, and ROE CORPORATIONS I THROUGH X, inclusive,

Defendants,

GLOBAL TECH INDUSTRIES GROUP, INC.,

Nominal Defendant.

CASE NO.: A-24-896359-B
DEPT NO.: XVI

ORDER GRANTING RECEIVER'S OMNIBUS OBJECTION TO IDENTIFIED SHARES OF ILLICIT GTII COMMON STOCK HELD BY IDENTIFIED SHAREHOLDERS AND MOTION FOR ORDER (I) BARRING THE TRANSFER OF AND ESTABLISHING PROCEDURES CONCERNING THE DESIGNATION OF SHARES AS ILLICIT SHARES AND (II) APPROVING THE RECEIVER'S ENTRY INTO RELEASE AGREEMENTS WITH RESPECT TO SUCH ILLICIT SHARES

Paul Strickland, as equity receiver, (the "Receiver"), filed the **Receiver's Omnibus Objection to Identified Shares of Illicit GTII Common Stock Held by Identified Shareholders and Motion for Order (I) Barring the Transfer of and Establishing**

Procedures Concerning the Designation of Shares as Illicit Shares and (II) Approving the Receiver's Entry into Release Agreements with Respect to Such Illicit Shares on order shortening time ("Motion") on ____________. The Motion was heard and considered by the Court on ______________________. The Court has read the Motion, the declaration submitted by the Receiver in support of the Motion, the Interim Reports filed by the Receiver, the opposition to the Motion and the Reply thereto filed by the Receiver. The Court has likewise entertained the argument of counsel and other evidence submitted in support of the Motion. Accordingly, the Court hereby determines as follows:

1. On September 18, 2024, the Court entered the Order Appointing Receiver ("Receivership Order") thereby appointing Mr. Paul Strickland (the "Receiver") to take control of the assets, bank accounts, and managerial aspects of GTII. (Receivership Order dated Sept. 18, 2024, on file herein).

2. The Receivership Order expressly authorizes and directs the Receiver to investigate and claw-back, cancel, freeze and cause the disgorgement of any wrongful issuances made to former management, friends, affiliates, family members, and related parties that the Receiver determines is appropriate.

3. The Receiver did investigate issuances of stock as ordered by the Court and created a list of issuances of common shares that the Receiver believes were issued to certain holders under dubious circumstances, without consideration being received by GTII and which were not purchased in the open market by such holders.

4. The Receiver filed his Objection to these issued shares (the "Disputed Shares").

5. The Receiver has demonstrated that as a result of the issuances of the Disputed Shares, 0.56% of the GTII shareholders hold the Disputed Shares, and that those shares comprise 52.47 % of the outstanding GTII common shares.

6. The Receiver has demonstrated that the issuance of the majority of GTII's common shares to the holders of the Disputed Shares has caused and continues to cause incalculable injury to the remaining GTII shareholders as the issuance of the Disputed Shares was without consideration flowing to GTII from the holders of the Disputed Shares. Moreover,

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

the issuance of the Disputed Shares materially diluted the holders of GTII common shares that are not Disputed Shares.

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED as follows:

1. The Motion is granted in its entirety.

2. The Court approves the Receiver's filing of the Omnibus Objection[1] as a proper method of contesting the issuances of the Disputed Shares to the holders of the Disputed Shares.

3. The Court hereby prohibits the sale, assignment, transfer or other hypothecation, regardless of form, of the Disputed Shares (sometimes referred to herein as a the "Bar Order") which shall remain in effect with respect to each holder of the Disputed Shares (and their Disputed Shares) identified in **Exhibit A** to the Motion (which may be modified from time to time) until the later to occur of (i) all of that holder's Disputed Shares are surrendered and accepted by the Receiver; or (ii) the Court enters an order that the Disputed Shares of that holder should no longer be designated or treated as "Disputed Shares."

4. The Receiver shall thereafter serve this Order on the holders of Disputed Shares at their last known address according to GTII's books and records in the possession of the Receiver by first class mail, return receipt requested (and via the last known email address to any such holders for whom the Receiver has located an email address). The Receiver may provide other, additional, notice of this Order in his discretion.

5. The Bar Order shall be effective upon the entry of the Court's Order and upon the delivery of the Receiver of the notice thereof, as may be required by the Order.

6. Any holder of Disputed Shares who challenges the Receiver's designation of the holder's Disputed Shares as such must file with the Court, set for hearing, and serve on the Receiver its objection to the designation (any such objection, a "Challenge"). A Challenge must be supported by evidence demonstrating the circumstances surrounding the issuance of the Disputed Shares subject to this Objection and setting forth the consideration provided to GTII in

[1] Capitalized terms not otherwise defined herein shall have the meanings ascribed in the Motion.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

exchange for the issuance of the Disputed Shares and otherwise justifying why the Disputed Shares should not be designated as Disputed Shares.

7. All such Challenges must be made before the earlier to occur of (i) sixty (60) days following the filing of the notice of entry of the requested Order and (ii) forty-five (45) days after the Order has been served by the Receiver on holders of Disputed Shares (such date, the "Challenge Deadline"). ANY CHALLENGE RECEIVED BY THE RECEIVER AFTER THE CHALLENGE DEADLINE SHALL BE CONCLUSIVELY DEEMED DENIED AS UNTIMELY WITH SUCH SHARES BEING TRANSFERRED WITH THE AID OF THE COURT TO THE RECEIVER.

8. The submission of a Challenge will both (i) subject the holder of the Disputed Shares to the jurisdiction of the Eighth Judicial District Court in and for Clark County Nevada and (ii) act as a waiver of any jury trial right of the holder of the Disputed Shares with respect to any claims, remedies counterclaims, defenses, set off rights, or other rights the Receiver may have with respect to such claims and the issuance of the Disputed Shares.

9. The Receiver's form of Stock Power attached to the Motion as **Exhibit C**, whereby holders of Disputed Shares can transfer their Disputed Shares to the Receivership Estate, is approved.

10. In connection with the delivery of a Stock Power to the holder of Disputed Shares, the Receiver, in his discretion, may transmit a proposed release ("Release") generally in the form attached hereto as **Exhibit D**, and advise a holder of Disputed Shares that if it executes and delivers to the Receiver the Stock Power sent by the Receiver to effectuate a return of the Disputed Shares to the Receiver, upon receipt of the Stock Power, the Receiver may enter into the Release with those persons respecting any liability to or concerning the Receivership Estate.

11. This Court retains jurisdiction to interpret and enforce this Order.

IT IS SO ORDERED.

____

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

DISTRICT COURT JUDGE

Respectfully Submitted by:

GARMAN TURNER GORDON LLP

/s/

WILLIAM M. NOALL
Nevada Bar No. 3549
DYLAN T. CICILIANO
Nevada Bar No. 12348
MARGARITA ELIAS
Nevada Bar No. 14867
7251 Amigo Street, Suite 210
Las Vegas, NV 89119
Tel: (725) 777-3000
Fax: (725) 777-3112

Attorneys for Receiver Paul Strickland

EXHIBIT C

EXHIBIT C

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned does (do) hereby irrevocably and absolutely sell, assign and transfer to: Global Tech Industries Group, Inc. Receivership Estate

____

Paul Strickland, Receiver

Address: 120 State Ave Ne, Ste 1014, Olympia, WA 98501

EIN: 83-0250943

____________ shares of the Common Stock stock of Global Tech Industries Group, Inc.
(# of shares) (class of stock) (name of issue)

represented by Certificate(s) No(s) N/A inclusive, standing in the name of the undersigned on the books of said Company.

The undersigned does(do) hereby irrevocably constitute and appoint Liberty Stock Transfer, Inc. attorney to transfer the said stock(s) on the books of the within named Corporation with full power of substitution in the premises.

*IMPORTANT - READ CAREFULLY: The signature(s) to this Power must correspond with the name(s) as written upon the face of the certificate(s) in every particular without alteration or enlargement or any change whatever.

Notary Area
State of

County of

This record was acknowledged before me on

___________ (date)

by ____________________________(name(s) of individual(s)).

Signature of notarial officer

Stamp

Title of office

My commission expires:

Dated ______________________________

Signature X ______________________________

Name Printed ______________________________

EXHIBIT D

EXHIBIT D

MUTUAL GENERAL RELEASE

In consideration of delivery of _________________ common shares of __________________ by virtue of that certain Stock Power identified as _________________________, Paul Strickland, as equity receiver of ___________________ and the associated receivership estate (the "*Receiver*") and ______________________ (each a "*Releasor*" and collectively, "*Releasors*") on behalf of [itself/himself/herself] and each of [its/his/her] successors and assigns does hereby forever release, discharge, and acquit each other and the respective successors, heirs, and assigns of each of them (collectively and severally, the "*Releasees*") of and from any and all of the following ("*Claims*"): claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, actions or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, and irrespective of how, why or by reason of what facts, whether known or unknown, suspected or unsuspected, liquidated or unliquidated (including, but not limited to, all avoidance actions under both applicable state law and Title 11 of the United States Code, arising in the Case).

Each Releasor hereby agrees, represents, and warrants that they may hereafter discover facts different from or in addition to those which they now know or believe to be true with respect to the Claims and agree that, in such an event, this Release will nevertheless remain effective in all respects, notwithstanding such different or additional facts, or the discovery thereof. Without limiting the generality of the foregoing, the Parties knowingly, voluntarily, intentionally, irrevocably, and unconditionally waive any protections (whether statutory or otherwise) that would otherwise limit the Claims to only those Claims which a Releasor may know or suspect to exist in the Releasor's favor at the time of entering into this Mutual General Release. This Mutual General Release therefore applies even if such unknown claims or liabilities, if known by a Releasor, would have materially affected the Releasor's decision to enter into this Mutual General Release.

The acceptance of delivery of this Release by the Releasees shall not be deemed or construed as an admission of liability by any Releasee, and each Releasee by accepting this Release expressly denies liability of any nature whatsoever for any Claims.

Each Releasor and each Releasee hereby agrees, represents, and warrants that (i) the undersigned signatory possesses the authority to execute this Mutual General Release and to bind the Party on whose behalf they are signing; (ii) except as referenced herein, no conditions, representations, warranties, promises, covenants, statements or provisions have been made other than as expressly stated herein; (iii) each Releasor will not voluntarily assist any other person or entity in any claim of contribution, indemnity, subrogation, allocation, or apportionment against any Releasee with respect to the Claims released herein; (iv) each Releasor has not made, and will not make, any assignment, conveyance, or transfer of any of the Claims released herein to any third party; (v) each Releasor has carefully read and fully understands the complete terms of this each Releasor and the consequences of signing this each Releasor; (vi) each Releasor has entered into this Mutual General Release knowingly and voluntarily and has had advice of counsel of the Releasor's own choosing in negotiations for and the preparation of this Mutual General Release and that the Releasor has had this Release fully explained by such counsel and is fully aware of its contents and legal effect.

This Mutual General Release will be construed according to its terms, and not in favor of, or against, any party hereto as the drafter. Any unenforceable parts of this Mutual General Release, if any, are to be replaced with terms that most closely match the parties' intent, and the rest will not change.

This Mutual General Release will be governed by and construed in accordance with the laws of the State of Nevada. Any suits, actions, or proceedings arising out of or relating to this Mutual General Release will be brought only in the Business Courts of the Eighth Judicial District Court in and for Clark County Nevada (the "*Designated Court*"). Each of the Releasors and the Releasees hereby irrevocably submits with regard to any such suit, action, or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the Designated Court and agrees that it will not bring any suit, action, or proceeding otherwise arising out of or relating to this Mutual General Release in any court other than the Designated Court. Each of the Parties hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any suit, action, or proceeding with respect to this Mutual General Release, (a) any claim that it is not personally subject to the jurisdiction of the Designated Court, (b) any claim that it or its property is exempt or immune from jurisdiction of the Designated Court or from any legal process commenced in such Designated Court (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment, or otherwise), and (c) to the fullest extent permitted by applicable law, any claim that (i) the suit, action, or proceeding in such Designated Court is brought in an inconvenient forum, (ii) the venue of such suit, action, or proceeding is improper, or (iii) this Mutual General Release may not be enforced in or by such Designated Court.

DATED: _________ __, 2025

SIGNATURE BOX	SIGNATURE BOX

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

White Rocks (BVI) Holdings Inc., Plaintiff(s) vs. David Reichman, Defendant(s)	CASE NO: A-24-896359-B DEPT. NO. Department 16

<u>AUTOMATED CERTIFICATE OF SERVICE</u>

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order Shortening Time was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 5/22/2025

Anthony DiRaimondo	adiraimondo@rrsc-law.com
David Carroll	dcarroll@rrsc-law.com
Dylan Ciciliano	dciciliano@gtg.legal
Chad Clement	cclement@maclaw.com
Cally Hatfield	chatfield@maclaw.com
Tyson Hafen	tehafen@duanemorris.com
Robert Opdyke	ropdyke@rrsc-law.com
Lisa Heller	lah@mcnuttlawfirm.com
Dan McNutt	drm@mcnuttlawfirm.com
Matt Wolf	mcw@mcnuttlawfirm.com
Jeanne Metzger	jeannem@justice-law-center.com

Alexander Calaway	acalaway@maclaw.com
Tonya Binns	tbinns@gtg.legal
Lennie Fraga	lfraga@maclaw.com
Danielle Charlet	BKnotices@gtg.legal
Stephen Sutro	SHSutro@duanemorris.com
Suzanne Fogarty	srfogarty@duanemorris.com
Janice Reeder	jrreeder@duanemorris.com
Bret Whipple	admin@justice-law-center.com
Karen Tantay	ktantay@rrsc-law.com
Bret Whipple	civil@justice-law-center.com
Mark Hesiak	mdh@mcnuttlawfirm.com
Shelby Harmer	sharmer@gtg.legal
William Noall	wnoall@gtg.legal
Brian Herman	brian.herman@morganlewis.com
Margarita Elias	melias@gtg.legal